Certification
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President of LocalShares Investment Trust, with respect to the registrant’s Form N-CSRS for the period ended October 31, 2014 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.           such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: January 2, 2015

/s/ Elizabeth S. Courtney
Elizabeth S. Courtney, President

Certification
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Treasurer of LocalShares Investment Trust, with respect to the registrant’s Form N-CSRS for the period ended October 31, 2014 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.           such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: January 2, 2015

/s/ Elizabeth S. Courtney
Elizabeth S. Courtney, President & Treasurer